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                                                                    EXHIBIT 10.2

                                  EMAGEON, INC.
                          2000 EQUITY COMPENSATION PLAN

                                   SECTION 1.
                                     PURPOSE

         The purpose of this Plan is to promote the interests of the Company by providing the opportunity to purchase Shares or to receive compensation which is based upon appreciation in the value of Shares to Employees and Key Persons in order to attract and retain Employees and Key Persons by providing an incentive to work to increase the value of Shares and a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards and Stock Appreciation Rights to aid the Company in obtaining these goals.

                                   SECTION 2.
                                   DEFINITIONS

         Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender.

         2.1      BOARD means the Board of Directors of the Company.



         2.2 CAUSE shall mean an act or acts by an employee involving (a) the use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company, (b) the breach of any contract with the Company, (c) the violation of any fiduciary obligation to the Company, (d) the unlawful trading in the securities of the Company or of another corporation based on information gained as a result of the performance of services for the Company, (e) a felony conviction or the failure to contest prosecution of a felony, or (f) willful misconduct, dishonesty, embezzlement, fraud, deceit or civil rights violations, or other unlawful acts.

         2.3      CHANGE OF CONTROL means either of the following:

                  (a) any transaction or series of transactions pursuant to which the Company sells, transfers, leases, exchanges or disposes of substantially all (i.e., at least eighty-five percent (85%)) of its assets for cash or property, or for a combination of cash and property, or for other consideration; or

                  (b) any transaction pursuant to which persons who are not current shareholders of the Company acquire by merger, consolidation, reorganization, division or other business combination or transaction, or by a purchase of an interest in the Company, an interest in the Company so that after such transaction, the shareholders of the Company immediately prior to such transaction no longer have a controlling (i.e., 50% or more) voting interest in the Company.

However, notwithstanding the foregoing, in no event shall an initial public offering of the Company's common stock constitute a Change of Control.

         2.4      CODE means the Internal Revenue Code of 1986, as amended.

         2.5 COMMITTEE means any committee appointed by the Board to administer the Plan, as specified in Section 5 hereof. Any such committee shall be comprised entirely of Directors.

         2.6      COMMON STOCK means the common stock of the Company.

         2.7 COMPANY means Emageon, Inc., a Delaware corporation, and any successor to such organization.




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         2.8      CONSTRUCTIVE DISCHARGE means a termination of employment with the Company by an Employee due to any of the following events IF the termination occurs within thirty (30) days of such event:

                  (a) Forced Relocation or Transfer. The Employee may continue employment with the Company (or a successor employer), but such employment is contingent on the Employee's being transferred to a site of employment which is located further than 50 miles from the Employee's current site of employment. For this purpose, an Employee's site of employment shall be the site of employment to which they are assigned as their home base, from which their work is assigned, or to which they report, and shall be determined by the Committee in its sole discretion on the basis of the facts and circumstances.

                  (b) Decrease in Salary or Wages. The Employee may continue employment with the Company (or a successor employer), but such employment is contingent upon the Employee's acceptance of a salary or wage rate which is less than the Employee's prior salary or wage rate.

                  (c) Significant and Substantial Reduction in Benefits. The Employee may continue employment with the Company (or a successor employer), but such employment is contingent upon the Employee's acceptance of a reduction in the pension, welfare or fringe benefits provided which is both significant and substantial when expressed as a dollar amount or when expressed as a percentage of the Employee's cash compensation. The determination of whether a reduction in pension, welfare or fringe benefits is significant and substantial shall be made on the basis of all pertinent facts and circumstances, including the entire benefit (pension, welfare and fringe) package provided to the Employee, and any salary or wages paid to the Employee. However, notwithstanding the preceding, any modification or elimination of benefits which results solely from the provision of new benefits to an Employee by a successor employer as a result of a change of the Employee's employment from employment with the Company to employment with such successor shall not be deemed a Significant and Substantial Reduction in Benefits where such new benefits are identical to the benefits provided to similarly situated Employees of the successor.

         2.9      DIRECTOR means a member of the Board.

         2.10 EMPLOYEE means an employee of the Company, a Subsidiary or a Parent.

         2.11 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         2.12 EXERCISE PRICE means the price which shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

         2.13 FAIR MARKET VALUE of each Share on any date means the price determined below as of the close of business on the last business day immediately preceding the date of valuation:

                  (a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value per share shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                  (b) If the Common Stock is not listed on any established stock exchange or a national market system, its Fair Market Value per share shall be the average of the closing dealer "bid" and "ask" prices of a share of the Common Stock as reflected on the NASDAQ interdealer quotation system of the National Association of Securities Dealers, Inc. on the date of such determination; or

                  (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

         2.14 INSIDER means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.


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         2.15     ISO means an option granted under this Plan to purchase Shares which is intended by the Company to satisfy the requirements of Code Section 422 as an incentive stock option.

         2.16 KEY PERSON means (i) a member of the Board who is not an Employee, (ii) a consultant, distributor or other person who has rendered or committed to render valuable services to the Company, a Subsidiary or a Parent,
(iii) a person who has incurred, or is willing to incur, financial risk in the form of guaranteeing or acting as co-obligor with respect to debts or other obligations of the Company, or (iv) a person who has extended credit to the Company. Key Persons are not limited to individuals and, subject to the preceding definition, may include corporations, partnerships, associations and other entities.

         2.17 NON-ISO means an option granted under this Plan to purchase Shares which is not intended by the Company to satisfy the requirements of Code
Section 422.

         2.18     OPTION means an ISO or a Non-ISO.

         2.19 OUTSIDE DIRECTOR means a Director who is not an Employee and who qualifies as (1) a "non-employee director" under Rule 16b-3(b)(3) under the 1934 Act, as amended from time to time, and (2) an "outside director" under Code
Section 162(m) and the regulations promulgated thereunder.

         2.20 PARENT means any corporation which is a parent of the Company (within the meaning of Code Section 424(e)).

         2.21 PARTICIPANT means an individual who receives a Stock Incentive hereunder.

         2.22 PERFORMANCE-BASED EXCEPTION means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

         2.23 PLAN means the Emageon, Inc. 2000 Equity Compensation Plan, as may be amended from time to time.

         2.24 RESTRICTED STOCK AWARD means an award of Common Stock granted to a Participant under this Plan whereby the Participant has immediate rights of ownership in the shares of Common Stock underlying the award, but such shares are subject to restrictions in accordance with the terms and provisions of this Plan and the Stock Incentive Agreement pertaining to the award and may be subject to forfeiture by the individual until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such shares are forfeited, pursuant to the terms and provisions of the Stock Incentive Agreement pertaining to the award.

         2.25     SHARE means a share of the Common Stock of the Company.

         2.26 STOCK APPRECIATION RIGHT means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the individual, without payment to the Company (except for any applicable withholding or other taxes), receives cash, shares of Common Stock, a combination thereof, or such other consideration as the Board may determine, in an amount equal to the excess of the Fair Market Value per share on the date on which the Stock Appreciation Right is exercised over the exercise price noted in the Stock Appreciation Right.

         2.27 STOCK INCENTIVE means an ISO, a Non-ISO, a Restricted Stock Award or a Stock Appreciation Right.

         2.28 STOCK INCENTIVE AGREEMENT means an agreement between the Company and a Participant evidencing an award of a Stock Incentive.

         2.29 SUBSIDIARY means any corporation which is a subsidiary of the Company (within the meaning of Code Section 424(f)).


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         2.30     SURRENDERED SHARES means the Shares described in Section 8.2 which (in lieu of being purchased) are surrendered for cash or Shares, or for a combination of cash and Shares, in accordance with Section 8.

         2.31 TEN PERCENT SHAREHOLDER means a person who owns (after taking into account the attribution rules of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of either the Company, a Subsidiary or a Parent.

         2.32 VESTING TERMINATION shall mean a termination of the employment of an employee where such termination is done by the Company without Cause or where such termination is a Constructive Discharge.

                                   SECTION 3.
                       SHARES SUBJECT TO STOCK INCENTIVES

         The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed 5,925,000 as adjusted pursuant to
Section 11. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to a Stock Incentive which remain after the cancellation, expiration or exchange of such Stock Incentive thereafter shall again become available for use under this Plan, but any Surrendered Shares which remain after the surrender of an ISO or a Non-ISO under Section 8 shall not again become available for use under this Plan. Notwithstanding anything herein to the contrary, no Participant may be granted Options or Stock Appreciation Rights covering an aggregate number of Shares in excess of 2,250,000 in any calendar year.

                                   SECTION 4.
                                 EFFECTIVE DATE

         The effective date of this Plan, as documented hereby, shall be the date it is adopted by the Board, as noted in resolutions effectuating such adoption, provided the shareholders of the Company approve this Plan within twelve (12) months after such effective date. If such effective date comes before such shareholder approval, any Stock Incentives granted under this Plan before the date of such approval automatically shall be granted subject to such approval.

                                   SECTION 5.
                                 ADMINISTRATION

         5.1 GENERAL ADMINISTRATION. This Plan shall be administered by the Board. The Board, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Board shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board's actions shall be binding on the Company, on each affected Employee or Key Person, and on each other person directly or indirectly affected by such actions.

         5.2 AUTHORITY OF THE BOARD. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Employees and Key Persons who shall participate in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan's administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such Stock Incentives. Further, the Board may make all other determinations which may be necessary or advisable for the administration of the Plan.

         5.3 DELEGATION OF AUTHORITY. The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of not less than two (2) directors. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee (if appointed) shall act according to the policies and procedures set forth in the Plan and to those


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policies and procedures established by the Board, and the Committee shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee where the Board has delegated its authority to the Committee, and any action by the Committee pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee at any time, in whole or in part. With respect to Committee appointments and composition, only a Committee (or a sub-committee thereof) comprised solely of two (2) or more Outside Directors may grant Stock Incentives which will meet the Performance-Based Exception, and only a Committee comprised solely of Outside Directors may grant Stock Incentives to Insiders that will be exempt from
Section 16(b) of the Exchange Act.

         5.4 DECISIONS BINDING. All determinations and decisions made by the Board (or its delegate) pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Employees, Key Persons, Participants, and their estates and beneficiaries

         5.5 INDEMNIFICATION FOR DECISIONS. No member of the Board of the Committee (or a sub-committee thereof) shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee (or a sub-committee thereof) shall constitute service as a director of the Company so that the members of the Committee (or a sub-committee thereof) shall be entitled to indemnification and reimbursement as directors of the Company pursuant to its bylaws and applicable law. In addition, the members of the Board, Committee (or a sub-committee thereof) shall be indemnified by the Company against (a) the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Stock Incentive granted hereunder, and
(b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such individual is liable for gross negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit or proceeding a Committee member or delegatee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

                                   SECTION 6.
                                   ELIGIBILITY

         Employees and Key Persons selected by the Board shall be eligible for the grant of Stock Incentives under this Plan, but no Employee or Key Person shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an Employee or Key Person. Only Employees shall be eligible to receive a grant of ISO's.

                                    SECTION 7
                            TERMS OF STOCK INCENTIVES

         7.1      TERMS AND CONDITIONS OF ALL STOCK INCENTIVES.

                  (a) Grants of Stock Incentives. The Board, in its absolute discretion, shall grant Stock Incentives under this Plan from time to time and shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives. Stock Incentives shall be granted to Employees or Key Persons selected by the Board, and the Board shall be under no obligation whatsoever to grant Stock Incentives to all Employees or Key Persons, or to grant all Stock Incentives subject to the same terms and conditions.

                  (b) Shares Subject to Stock Incentives. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Board in its sole discretion, subject to the provisions of Section 3 as to the total number of shares available for grants under the Plan.

                  (c) Stock Incentive Agreements. Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company and the Participant, which shall be in such form and contain


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such terms and conditions as the Board in its discretion may, subject to the provisions of the Plan, from time to time determine.

                  (d) Date of Grant. The date a Stock Incentive is granted shall be the date on which the Board (1) has approved the terms and conditions of the Stock Incentive Agreement, (2) has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive and (3) has taken all such other action necessary to complete the grant of the Stock Incentive.

         7.2      TERMS AND CONDITIONS OF OPTIONS.

                  (a) Necessity of Stock Incentive Agreements. Each grant of an Option shall be evidenced by a Stock Incentive Agreement which shall specify whether the Option is an ISO or Non-ISO, and incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of Shares subject to the Option which first become exercisable or subject to surrender during any calendar year. The Board and/or the Company shall have complete discretion to modify the terms and provisions of an Option in accordance with Section 13 of this Plan even though such modification may change the Option from an ISO to Non-ISO.

                  (b) Determining Optionees. In determining Employee(s) or Key Person(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Board may take into account the recommendations of the Chief Executive Officer of the Company and its other officers, the duties of the Employee or Key Person, the present and potential contributions of the Employee or Key Person to the success of the Company, the anticipated number of years of service remaining before the attainment by the Employee of retirement age, and other factors deemed relevant by the Board, in its sole discretion, in connection with accomplishing the purpose of this Plan. An Employee or Key Person who has been granted an Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options. If the Board grants an ISO and a Non-ISO to an Employee on the same date, the right of the Employee to exercise or surrender one such Option shall not be conditioned on his or her failure to exercise or surrender the other such Option.

                  (c) Exercise Price. Subject to adjustment in accordance with Section 11 and the other provisions of this Section, the Exercise Price shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an ISO to a Participant who is not a Ten Percent Shareholder, the Exercise Price shall not be less than the Fair Market Value on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Shareholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the ISO is granted. If a Stock Incentive is a Non-ISO, the Exercise Price for each Share shall be no less than the minimum price required by applicable state law, or by the Company's governing instrument, whichever price is greater. Any Stock Incentive intended to meet the Performance-Based Exception must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of the Shares subject thereto.

                  (d) Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall:

                           (i)      make an Option exercisable before the date
such Option is granted; or

                           (ii)     make an Option exercisable after the earlier
of:

                                    (A)      the date such Option is exercised
in full, or

                                    (B)      the date which is the tenth (10th)
anniversary of the date such Option is granted, if such Option is a Non-ISO or an ISO granted to a non-Ten Percent Shareholder, or the date which is the fifth
(5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder. A Stock Incentive Agreement may provide for the exercise of an Option after the employment of an Employee has terminated for any reason whatsoever, including death or disability. The Employee's rights, if any, upon termination of employment will be set forth in the applicable Stock Incentive Agreement.


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                  (e)      Payment. Options shall be exercised by the delivery
of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares. Payment for shares of Stock purchased pursuant to exercise of an Option shall be made in cash or, unless the Stock Incentive Agreement provides otherwise, by delivery to the Company of a number of Shares which have been owned and completely paid for by the holder for at least six (6) months prior to the date of exercise (i.e., "mature shares" for accounting purposes) having an aggregate Fair Market Value equal to the amount to be tendered, or a combination thereof. In addition, unless the Stock Incentive Agreement provides otherwise, the Option may be exercised through a brokerage transaction following registration of the Company's equity securities under
Section 12 of the Securities Exchange Act of 1934 as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board. However, notwithstanding the foregoing, with respect to any Option recipient who is an Insider, a tender of shares or a cashless exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder. Notwithstanding the above, and in the sole discretion of the Board, an Option may be exercised as to a portion or all (as determined by the Board) of the number of Shares specified in the Stock Incentive Agreement by delivery to the Company of a promissory note, such promissory note to be executed by the Participant and which shall include, with such other terms and conditions as the Board shall determine, provisions in a form approved by the Board under which: (i) the balance of the aggregate purchase price shall be payable in equal installments over such period and shall bear interest at such rate (which shall not be less than the prime bank loan rate as determined by the Board) as the Board shall approve, and (ii) the Participant shall be personally liable for payment of the unpaid principal balance and all accrued but unpaid interest. Other methods of payment may also be used if approved by the Board in its sole and absolute discretion and provided for under the Stock Incentive Agreement.

                  (f) Conditions to Exercise of an Option. Each Option granted under the Plan shall vest and shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may vest or be exercised in whole or in part. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, vesting or performance-based restrictions, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

                  (g) Transferability of Options. An Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant, or in the event of the disability of the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Option, such Option may be exercised by such Participant's legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant who shall be able to exercise the Option if the Participant is incapacitated shall be determined by the Board in its sole and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Stock Incentive Agreement, a Non-ISO may also be transferred as a bona fide gift (i) to his spouse or lineal descendant or lineal ascendant, (ii) to a trust for the benefit of one or more individuals described in clause (i), or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements between the Company and the Participant in connection with the exercise of the Option and purchase of Shares. In the event of such a gift, the Optionee shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements between the Company and the Participant.

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                  (h)      Special Provisions for Certain Substitute Options.
Notwithstanding anything to the contrary in this Section, any Option in substitution for a stock option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with Code Section 424(a) and the regulations thereunder and may contain such other terms and conditions as the Board may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued stock option being replaced thereby.

                  (i) ISO Tax Treatment Requirements. With respect to any Option which purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of stock with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000.00), such Option shall not be treated as an ISO in accordance with Code Section 422(d). The rule of the preceding sentence is applied in the order in which Options are granted. Also, with respect to any Option which purports to be an ISO, such Option shall not be treated as an ISO if the Participant disposes of shares acquired thereunder within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option, or if the Participant has not meet the requirements of Code Section 422(a)(2).

         7.3 TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a specified price which shall be not less than the Exercise Price for that number of Shares in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or in the case of any other Stock Appreciation Right not less than one hundred percent (100%) of the Fair Market Value of that number of Shares at the time the Stock Appreciation Right was granted. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

                  (a) Payment. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or Shares (at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Board may determine.

                  (b) Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Board, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part.

                  (c) Transferability of Stock Appreciation Rights. Except as otherwise provided in a Participant's Stock Incentive Agreement, no Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Stock Incentive Agreement, all Stock Appreciation Rights granted to a Participant under the Plan shall be exercisable, during the Participant's lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Stock Appreciation Right, such Stock Appreciation Right may be exercised by such Participant's legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant shall be determined by the Board in its sole and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Stock Incentive Agreement, (A) a Stock Appreciation Right which is granted in connection with the grant of a Non-ISO may be transferred, but only with the Non-ISO, and (B) a Stock Appreciation Right which is not granted in connection with the grant of a Non-ISO, may be transferred as a bona fide gift (i) to his spouse or lineal descendant or lineal ascendant,
(ii) to a trust for the benefit of one or more individuals described in clause
(i), or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements between the Company and the Participant in connection with the exercise of the Stock Appreciation Right. In the event of such a gift, the Optionee shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements between the Company and the Participant in connection with the exercise of the Stock Appreciation Right.

                  (d) Special Provisions for Tandem SAR's. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO (1) will expire no later than the expiration of the underlying ISO, (2) may be for no more than the difference between the exercise price of the underlying ISO and the market price of the stock subject to the underlying ISO at the time the Stock Appreciation Right is exercised, (3) may be transferable only when, and under the same conditions as, the underlying ISO is transferable, and (4) may be exercised only (i) when the underlying ISO could be exercised and (ii) when the Fair Market Value of the stock subject to the ISO exceeds the exercise price of the ISO.

         7.4 TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Awards shall be entitled to vote and receive dividends during the periods of restriction to the same extent as holders of unrestricted Common Stock. The Board shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restriction period with respect to any part or all of the Shares awarded to a Participant. The Board may require a cash payment from the Participant in an amount no greater than the aggregate Fair Market Value of the Shares awarded determined at the date of grant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment. A Restricted Stock Award may be transferred, except as otherwise provided in the Stock Incentive Agreement, as a bona fide gift (i) to his spouse or lineal descendant or lineal ascendant, (ii) to a trust for the benefit of one or more individuals described in clause (i), or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement, and other agreements between the Company and the Participant in connection with the Restricted Stock Award. In the event of such a gift, the Optionee shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and the Restricted Stock Award.

                                   SECTION 8.
                              SURRENDER OF OPTIONS

         8.1 GENERAL RULE. The Board, acting in its absolute discretion, may incorporate a provision in a Stock Incentive Agreement to allow an Employee or Key Person to surrender his or Option in whole or in part in lieu of the exercise in whole or in part of that Option on any date that:


                  (a) the Fair Market Value of the Shares subject to such Option exceeds Exercise Price for such Shares, and

                  (b) the Option to purchase such Shares is otherwise exercisable.

         8.2 PROCEDURE. The surrender of an Option in whole or in part shall be effected by the delivery of the Stock Incentive Agreement to the Board, together with a statement signed by the Participant which specifies the number of Shares ("Surrendered Shares") as to which the Participant surrenders his or her Option and how he or she desires payment be made for such Surrendered Shares.

         8.3 PAYMENT. A Participant in exchange for his or her Surrendered Shares shall receive a payment in cash or in Shares, or in a combination of cash and Shares, equal in amount on the date such surrender is effected to the excess of the Fair Market Value of the Surrendered Shares on such date over the Exercise Price for the Surrendered Shares. The Board, acting in its absolute discretion, can approve or disapprove a Participant's request for payment in whole or in part in cash and can make that payment in cash or in such combination of cash and Shares as the Board deems appropriate. Also, the Board, acting in its absolute discretion, can make payment in cash in lieu of any fractional Shares.

         8.4 RESTRICTIONS. Any Stock Incentive Agreement which incorporates a provision to allow a Participant to surrender his or her Option in whole or in part also shall incorporate such additional restrictions on the exercise or surrender of such Option as the Board deems necessary to satisfy the conditions to the exemption under Rule 16b-3 (or any successor exemption) to Section 16(b) of the Exchange Act.

                                   SECTION 9.
                              SECURITIES REGULATION

         Each Stock Incentive Agreement may provide that, upon the receipt of Shares as a result of the surrender or exercise of a Stock Incentive or otherwise, the Participant shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Stock Incentive Agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended ("1933 Act"), and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares transferred upon the exercise or surrender of a Stock Incentive granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                   SECTION 10.
                                  LIFE OF PLAN

         No Stock Incentive shall be granted under this Plan on or after the earlier of:

                  (a) the tenth (10th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Stock Incentives have been surrendered or exercised in full or no longer are exercisable, or

                  (b)      the date on which all of the Shares reserved under
Section 3 of this Plan have (as a result of the surrender or exercise of Stock Incentives granted under this Plan or lapse of all restrictions under a Restricted Stock Award) been issued or no longer are available for use under this Plan, in which event this Plan also shall terminate on such date.

                                   SECTION 11.
                                   ADJUSTMENT

         Notwithstanding anything in Section 13 to the contrary, the number of Shares reserved under Section 3 of this Plan, the limit on the number of Shares which may be granted during a calendar year to any individual under Section 3 of this Plan, the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options, shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner which satisfies the requirements of Code Section 424(a)) the number of Shares reserved under Section 3, and the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options in the event of any corporate transaction described in Code Section 424(a) which provides for the substitution or assumption of such Stock Incentives. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.

                                   SECTION 12.
                        CHANGE OF CONTROL OF THE COMPANY

         If a Change of Control occurs, and the agreements effectuating the Change of Control do not provide for the assumption or substitution of the Stock Incentives granted under this Plan, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change of Control.

                                   SECTION 13.
                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company
(a) to increase the number of Shares reserved under Section 3, except as set forth in Section 11, (b) to extend the maximum life of the Plan under Section 10 or the maximum exercise period under Section 7, (c) to decrease the minimum Exercise Price under Section 7, or (d) to change the designation of Employees or Key Persons eligible for Stock Incentives under Section 6. The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time. The Company shall have the right to modify, amend or cancel any Stock Incentive after it has been granted if (I) the Participant consents in writing to such modification, amendment or cancellation, or (II) there is a dissolution or liquidation of the Company or a transaction described in Section 11 or Section 12, or (III) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law.

                                   SECTION 14.
                                  MISCELLANEOUS

         14.1 SHAREHOLDER RIGHTS. No Participant shall have any rights as a shareholder of the Company as a result of the grant of a Stock Incentive to him or to her under this Plan or his or her exercise or surrender of such Stock Incentive pending the actual delivery of Shares subject to such Stock Incentive to such Participant.

         14.2 NO GUARANTEE OF CONTINUED RELATIONSHIP. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement which evidences his or her Stock Incentive.

         14.3 WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the fulfillment of any Stock Incentive, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to a Stock Incentive Award. Whenever Shares are to be issued or cash paid to a Participant upon exercise of an Option, the Company shall have the right to require the Participant to remit to the Company, as a condition of exercise of the Option, an amount sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of a Stock Incentive. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company unless the Company retains only Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.

         14.4 NOTIFICATION OF DISQUALIFYING DISPOSITIONS OF ISO OPTIONS. If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option which is an ISO on or before the later of (1) the date two (2) years after the date of grant of such Option, or (2) the date one (1) year after the exercise of such Option, then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he may be subject to income tax withholding by the Company on the compensation income recognized by Participant from any such early disposition by either (or both) his payment to the Company in cash or his payment out of the current wages or earnings otherwise payable to him by the Company, as the Company shall require, and agrees that he shall include the compensation from such early disposition in his gross income for federal tax purposes. Participant also acknowledges that the Company may condition the exercise of any Option which is an ISO on the Participant's express written agreement with these provisions of this Plan.

         14.5 TRANSFER. The transfer of an Employee between or among the Company, a Subsidiary or a Parent shall not be treated as a termination of his or her employment under this Plan.

         14.6 CONSTRUCTION. This Plan shall be construed under the laws of the State of Delaware.

                             FIRST AMENDMENT TO THE
                   EMAGEON, INC. 2000 EQUITY COMPENSATION PLAN

         THIS FIRST AMENDMENT is made by Emageon, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company").

                                   WITNESSETH:

         WHEREAS, the Company has previously adopted and currently maintains, the Emageon, Inc. 2000 Equity Compensation Plan (the "Plan"); and


         WHEREAS, the Board of Directors has determined that it is now in the Company's best interest to amend the Plan to provide for accelerated vesting of all option issues under the Plan in the event of a change of control of the Company; and


         NOW, THEREFORE, Section 12 of the Plan is hereby amended to read as follows effective as of February 8, 2001.

                                   SECTION 12.
                        CHANGE OF CONTROL OF THE COMPANY


                  If a Change of Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change of Control. Additionally, if a Change of Control occurs, each Stock Incentive which is an Option shall become fully bested and immediately exercisable as of the closing of the Change of Control transaction, and Participants holding an Option shall be given notice of this accelerated vesting and exercisability to occur as of the closing of such transaction. Further, if the agreements effectuating the Change of Control do not provide for the assumption or substitution of the Stock Incentives granted under this Plan to a Participant, then additionally such participant will be entitled, prior to the closing of the Change of Control transaction, to exercise all or a portion of their Option contingent upon the closing of such transaction (taking into account such acceleration), and such Participant shall be given notification of such entitlement and a reasonable period of time to exercise their Option. If exercised by the Participant during such established period, the Participant shall be treated as a shareholder as of, and for purposes of, the Change of Control transaction to the extent of any shares purchased by the Participant pursuant to such exercise.

         Except as specifically amended herein, the Plan shall remain in full force and effect as prior to this First Amendment.

         The Board has approved by resolution this First Amendment as of February 8, 2001.

                             SECOND AMENDMENT TO THE
                   EMAGEON, INC. 2000 EQUITY COMPENSATION PLAN

         THIS SECOND AMENDMENT is made by Emageon, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company").

                                   WITNESSETH:

         WHEREAS, the Company has previously adopted and currently maintains, the Emageon, Inc. 2000 Equity Compensation Plan (the "Plan"); and


         WHEREAS, the Board of Directors has determined that it is now in the Company's best interest to amend the Plan to provide for additional stock incentives for Company employees.


         NOW, THEREFORE, Section 3 of the Plan is hereby amended to read as follows effective as of September 28, 2001.

                                   SECTION 3.
                       SHARES SUBJECT TO STOCK INCENTIVES


                  The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed 8,975,000 as adjusted pursuant to Section 11. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to a Stock Incentive which remain after the cancellation, expiration or exchange of such Stock Incentive thereafter shall again become available for use under this Plan, but any Surrendered Shares which remain after the surrender of an ISO or a Non-ISO under Section 8 shall not again become available for use under this Plan. Notwithstanding anything herein to the contrary, no Participant may be granted Options or Stock Appreciation Rights covering an aggregate number of Shares in excess of 2,250,000 in any calendar year.

         Except as specifically amended by this Second Amendment, the Plan shall remain in full force and effect as prior to this Second Amendment.

         The holders of a majority of Emageon, Inc. Common Stock have approved this Second Amendment as of September 28, 2001.

                             THIRD AMENDMENT TO THE
                   EMAGEON, INC. 2000 EQUITY COMPENSATION PLAN

         THIS THIRD AMENDMENT is made by Emageon, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company").

                                   WITNESSETH:

         WHEREAS, the Company has previously adopted and currently maintains, the Emageon, Inc. 2000 Equity Compensation Plan (the "Plan"); and


         WHEREAS, the Board of Directors has determined that it is now in the Company's best interest to amend the Plan to provide for additional stock incentives for Company employees; and


         NOW, THEREFORE, Section 3 of the Plan is hereby amended to read as follows effective as of April 16, 2002.

                                   SECTION 3.
                       SHARES SUBJECT TO STOCK INCENTIVES


                  The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed 14,975,000 as adjusted pursuant to Section 11. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to a Stock Incentive which remain after the cancellation, expiration or exchange of such Stock Incentive thereafter shall again become available for use under this Plan, but any Surrendered Shares which remain after the surrender of an ISO or a Non-ISO under Section 8 shall not again become available for use under this Plan. Notwithstanding anything herein to the contrary, no Participant may be granted Options or Stock Appreciation Rights covering an aggregate number of Shares in excess of 2,250,000 in any calendar year.

         Except as specifically amended by this resolution, the Plan shall remain in full force and effect as prior to this Third Amendment.

         The holders of a majority of Emageon, Inc. Common Stock have approved this Third Amendment as of April 16, 2002.

                             FOURTH AMENDMENT TO THE
                   EMAGEON, INC. 2000 EQUITY COMPENSATION PLAN

         THIS FOURTH AMENDMENT is made by Emageon, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company").

                                   WITNESSETH:

         WHEREAS, the Company has previously adopted and currently maintains, the Emageon, Inc. 2000 Equity Compensation Plan (the "Plan"); and


         WHEREAS, the Board of Directors has determined that in conjunction with its merger with UltraVisual, Inc., it is in the Company's best interest to amend the Plan to increase the maximum number of shares of Common Stock that may be issued pursuant to the Plan.


         NOW, THEREFORE, Section 3 of the Plan is hereby amended to read as follows effective as of May 30, 2003.

                                   SECTION 3.
                       SHARES SUBJECT TO STOCK INCENTIVES


                  The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed 18,325,000 as adjusted pursuant to Section 11. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to a Stock Incentive which remain after the cancellation, expiration or exchange of such Stock Incentive thereafter shall again become available for use under this Plan, but any Surrendered Shares which remain after the surrender of an ISO or a Non-ISO under Section 8 shall not again become available for use under this Plan. Notwithstanding anything herein to the contrary, no Participant may be granted Options or Stock Appreciation Rights covering an aggregate number of Shares in excess of 2,250,000 in any calendar year.

         Except as specifically amended by this resolution, the Plan shall remain in full force and effect as prior to this Third Amendment.

         The Board of Directors unanimously approved this Fourth Amendment as of April 30, 2003.

         The holders of a majority of Emageon, Inc. Common Stock have approved this Fourth Amendment as of May 30, 2003.